Exhibit 99.2

Merger of New Century Bancorp and Select Bancorp October 2, 2013 1

Disclaimer In connection with the proposed merger, New Century Bancorp, Inc. (“NCBC”) will file with the Securities and Exchange Commission (“SEC”) a Registration Statement on Form S - 4 that will contain a joint proxy statement/prospectus of NCBC and Select Bancorp, Inc. (“Select”). NCBC will file with the SEC other relevant materials in connection with the proposed merger, and NCBC and Select will mail the joint proxy statement/prospectus to their respective shareholders. SHAREHOLDERS OF BOTH NCBC AND SELECT ARE STRONGLY URGED TO READ THE REGISTRATION STATEMENT AND THE JOINT PROXY STATEMENT/PROSPECTUS REGARDING THE PROPOSED MERGER WHEN THEY BECOME AVAILABLE AND OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION REGARDING NCBC, SELECT AND THE PROPOSED MERGER. A free copy of the Registration Statement will be available, and other filings containing information about New Century Bancorp, Inc. are available, at the SEC’s Internet site (http://www.sec.gov). The documents can also be obtained, without charge, by directing a written request to either New Century Bancorp, Inc., 700 W. Cumberland Street, Dunn, NC 28443, Attention: Lisa F. Campbell, Executive Vice President, Chief Operating Officer and Chief Financial Officer, or Select Bancorp, Inc., 3600 Charles Boulevard, Greenville, NC 27858, Attention: Mark A. Holmes, President and Chief Executive Officer. NCBC, Select and their respective directors and executive officers may be deemed to be “participants” in the solicitation of proxies from the shareholders of NCBC and Select in favor of the merger. Information about the directors and executive officers of Select Bancorp, Inc. and their ownership of Select common stock is available from Select Bancorp, Inc. at the address set forth in the preceding paragraph. Information about the directors and executive officers of New Century Bancorp, Inc. and their ownership of NCBC common stock is set forth in NCBC’s definitive proxy statement filed with the SEC on April 12, 2013, and available at the SEC’s Internet site (http://www.sec.gov) and from NCBC at the address set forth in the preceding paragraph. Additional information regarding the interests of these participants may be obtained by reading the joint proxy statement/prospectus regarding the proposed merger when it becomes available. 2

Cautionary Statement Regarding Forward - Looking Statements This contains forward - looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. You can identify forward - looking statements by words such as “may,” “hope,” “will,” “should,” “expect,” “plan,” “anticipate,” “intend,” “believe,” “estimate,” “predict,” “potential,” “continue,” “could,” “future” or the negative of those terms or other words of similar meaning. You should read statements that contain these words carefully because they discuss our future expectations or state other “forward - looking” information. These forward - looking statements involve a number of risks and uncertainties. NCBC and Select caution readers that any forward - looking statement is not a guarantee of future performance and that actual results could differ materially from those contained in the forward - looking statement. Such forward - looking statements include, but are not limited to, statements about the benefits of the proposed merger involving NCBC and Select, NCBC’s and Select’s plans, objectives, expectations and intentions, the expected timing of completion of the transaction and other statements that are not historical facts. Important factors that could cause actual results to differ materially from those indicated by such forward - looking statements are set forth in NCBC’s filings with the SEC. These include risks and uncertainties relating to: the ability to obtain the requisite NCBC and Select shareholder approvals; the risk that NCBC or Select may be unable to obtain governmental and regulatory approvals required for the merger, or required governmental and regulatory approvals may delay the merger; the risk that a condition to closing of the merger may not be satisfied; the timing to consummate the proposed merger; the risk that the businesses will not be integrated successfully; the risk that the cost savings and any other synergies from the merger may not be fully realized or may take longer than expected; disruption from the transaction making it more difficult to maintain relationships with customers and employees; the diversion of management time on merger - related issues; general worldwide economic conditions and related uncertainties; the effect of changes in governmental regulations; and other factors. Each forward - looking statement speaks only as of the date of the particular statement and except as may be required by law, neither NCBC nor Select undertakes any obligation to publicly update any forward - looking statement, whether as a result of new information, future events or otherwise 3

Transaction Overview • Strategic merger of New Century Bancorp and Select Bancorp – Transaction Value (1) : $31.1 million or $12.55 per share – Exchange Ratio: 1.8264 shares of NCBC common stock for each share of Select common stock, subject to possible adjustments – Consideration: 100% stock – Expected Closing: Summer 2014 – Valuation (2) : 134% of tangible book value and 14.1x last twelve months earnings per share – SBLF: Will remain outstanding and be converted to NCBC preferred stock with the same rights, privileges and preferences – Marketing: Combined entity will assume the Select name – Board: Select will nominate five of 16 members of the Board of Directors – Termination Fee: $1.675 million 4 (1) Based on NCBC stock price of $6.87 as of September 27, 2013 (2) Based on Select tangible book value and last twelve months earnings per share as of June 30, 2013

Strategic Rationale 5 Unique Opportunity • Combine to create a high - performing community bank in eastern North Carolina Market Expansion • Expands current franchise into attractive markets including Greenville, Elizabeth City, Washington, Burlington and Guilford County • New markets are contiguous to the existing NCBC footprint Common Culture • Close cultural affinity in retail and commercial relationships and operations • Complimentary strengths in small business lending Financially Attractive • Projected EPS accretive in 2014 and 2015 • Anticipated cost savings of approximately 18% of existing Select noninterest expenses • Expected internal rate of return in excess of 15% • Capital dilution is anticipated to be manageable Scale • Creates banking franchise with scale to compete • Improved liquidity for all shareholders Marketing • The combined entity will assume the brand equity of "Select Bank and Trust"

Select Bancorp, Inc. Overview Headquarters: 3600 Charles Boulevard Greenville, NC 27858 Branches: 6 Year Established: 2004 Management: • Chairman: V. Parker Overton • CEO: Mark A. Holmes • COO: Gary J. Brock 6 In USD millions YTD as of 6/30/13 Balance Sheet • Total Assets $265.3 • Total Net Loans 205.7 • Total Deposits 213.8 • Total Equity 31.8 Profitability • ROAA 0.8% • ROAE 9.0% • Net Interest Margin 3.5% Capital Adequacy • TCE/ TA 8.8% • Tier 1 Ratio (1) 14.1% • Total Capital Ratio (1) 15.4% Asset Quality • NPAs/ Assets (2) 0.6% • NCOs/ Avg Loans 0.0% • Reserves/ Loans 1.9% $194 $215 $258 $265 2010 2011 2012 2013 Q2 Total Assets (1) Based on bank - level regulatory financials (2) Includes troubled debt restructurings CAGR = 13%

Market Expansion • Add six branches in Greenville, Elizabeth City, Washington, Gibsonville and Burlington • NCBC's Raleigh office opened as full service branch on October 1st, replacing a successful loan production office there 7 NCBC Select Source: SNL Financial

Summary Financial Impact 8 Assumptions • Estimated cost savings of approximately 18% of Select’s non - interest expense base, or approximately $1.2 million pre - tax • One - time transaction - related charges of approximately $3 million • Core deposit intangible created of approximately $1.2 million Earnings • Projected EPS accretive in 2014 and 2015 Book Value • Anticipated return to pre - transaction book value within approximately 24 months Capital • Projected to maintain capital ratios well in excess of regulatory minimums • No additional capital is expected to be needed to fund the transaction Internal Rate of Return • Estimated to be in excess of 15%